SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934


       Date of Report (Date of earliest event reported): March 18, 2002
                                                         --------------

                               CYOKARAS CORPORATION
                               --------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-32327             91-1952719
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

    7310 West Links Ct., Nine Mile Falls, WA 99206         509-622-0931
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        Address of principal executive offices)             (Telephone)

Item 5.  Other Events.

On March 18, 2002, the Company's Board of Directors approved a two for one forward split of its issued and outstanding shares of common stock. The split is effective for all shareholders of record on March 18, 2002. The new stock certificates will be mailed out on Friday, March 22, 2002, to all shareholders of record on March 18, 2002.

After giving effect to this forward split, the Company will have a total of 9,520,000 shares issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYOKARAS CORPORATION
                                         --------------------
                                         (Registrant)

         Date:  March 20, 2002           /s/ Ronald McIntire
                                         -------------------
                                             Ronald McIntire, President and
                                             Chairman of the Board